UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 31, 2025
Crescent Energy Company
(Exact Name of Registrant as specified in its Charter)

Delaware	001-41132	87-1133610
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

600 Travis Street, Suite 7200,
Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)
(713) 332-7001
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock, par value $0.0001 per share	CRGY	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note
On January 31, 2025 (the “Closing Date”), Crescent Energy Company (the “Company”) completed its previously announced acquisition (the “Transaction”) of all of the issued and outstanding securities of Ridgemar (Eagle Ford) LLC (the “Subject Company”) pursuant to the Membership Interest Purchase Agreement (the “Purchase Agreement”), dated December 3, 2024, by and among Crescent Energy Finance LLC (the “Purchaser”), the Company, Ridgemar Energy Operating, LLC (the “Seller”) and the Subject Company.
Capitalized terms used herein but not otherwise defined will have the meanings ascribed to them in the Purchase Agreement.
Pursuant to the Purchase Agreement, the Seller received aggregate consideration consisting of (i) $830 million in cash (the “Cash Consideration”), and (ii) 5,454,546 shares of Class A Common Stock, par value $0.0001 per share (“Class A Common Stock”) of the Company (the “Stock Consideration” and together with the Cash Consideration, the “Consideration”). Up to $170 million in earn-out consideration may also be paid by the Company quarterly in fiscal years 2026 and 2027 based on the quarterly NYMEX WTI price of crude oil in fiscal years 2026 and 2027, subject to customary purchase price adjustments set forth in the Purchase Agreement.
The events described in this Current Report on Form 8-K took place in connection with the completion of the Transaction.
Item 1.01    Entry into a Material Definitive Agreement.
On the Closing Date, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”), with the Seller, pursuant to which the Company granted the Seller certain shelf registration rights with respect to the shares of Class A Common Stock received by such holders in the Transaction. The Company will pay certain expenses of the parties incurred in connection with the exercise of their rights under the Registration Rights Agreement and indemnify them for certain securities law matters in connection with any registration statement filed pursuant thereto.
The foregoing description of the Registration Rights Agreement is subject to and qualified in its entirety by reference to the Registration Rights Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01.
Item 2.01    Completion of Acquisition or Disposition of Assets.
As discussed in the Introductory Note above, on the Closing Date, the Company completed the previously announced Transaction.
The foregoing description of the Transaction and the Purchase Agreement and the transactions contemplated thereby is not complete and is subject to and qualified in its entirety by reference to the Purchase Agreement, a copy of which is included as Exhibit 2.1 to this Current Report on Form 8-K and incorporated by reference into this Item 2.01.
Item 3.02.    Unregistered Sales of Equity Securities.
The information set forth in the Introductory Note is incorporated by reference in response to this Item 3.02. The issuance of the Stock Consideration to the Seller was completed in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), provided by Section 4(a)(2) thereof as a transaction by an issuer not involving any public offering.
Item 7.01    Regulation FD Disclosure.
On January 31, 2025, the Company issued a press release announcing the closing of the Transaction. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

The information in this Item 7.01, including Exhibit 99.1 to this Current Report on Form 8-K, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 8.01    Other Events.
On January 31, 2025, the Company and the Purchaser entered into a Closing Agreement (the “Closing Agreement”) with the Seller and the Subject Company pursuant to which the parties agreed to amend the Purchase Agreement to, among other things, revise certain provisions relating to the assignment of certain contracts and the mechanics of certain employee matters. The foregoing description of the Closing Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the copy of the Closing Agreement, substantially in the form attached hereto as Exhibit 2.2 and incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits.
(a)    Financial Statements of Businesses Acquired.
The financial statements required by this Item, with respect to the acquisition described in Item 2.01 herein, will be filed as soon as practicable, and in any event not later than 71 days after the date on which this Current Report on Form 8-K was required to be filed pursuant to Item 2.01.
(b)    Pro Forma Financial Information.
The pro forma financial information required by this Item, with respect to the acquisition described in Item 2.01 herein, will be filed as soon as practicable, and in any event not later than 71 days after the date on which this Current Report on Form 8-K was required to be filed pursuant to Item 2.01.
(d)    Exhibits.

Exhibit No.	Description
2.1#
Membership Interest Purchase Agreement, dated December 3, 2024, by and among Crescent Energy Finance LLC, Crescent Energy Company, Ridgemar Energy Operating, LLC and Ridgemar (Eagle Ford) LLC (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K as filed with the Securities and Exchange Commission on December 3, 2024).

2.2	Closing Agreement, dated January 31, 2025, by and among Crescent Energy Finance LLC, Crescent Energy Company, Ridgemar Energy Operating, LLC and Ridgemar (Eagle Ford) LLC.
10.1	Registration Rights Agreement, dated as of January 31, 2025, by and between Crescent Energy Company and Ridgemar Energy Operating, LLC.
99.1	Press Release, dated January 31, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
___________
#    Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the SEC.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESCENT ENERGY COMPANY

By:	/s/ Brandi Kendall
Name:	Brandi Kendall
Title:	Chief Financial Officer
Date: January 31, 2025
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